Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                        John H. Ruiz

Address of Joint Filer:                     c/o MSP Recovery, Inc.
                                            2701 S Le Jeune Road, Floor 10
                                            Coral Gables, Florida 33134

Issuer Name and Ticker or Trading
Symbol:                                     MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s)
to Issuer:                                  Chief Executive Officer; Director;
                                            10% Owner

Date of Event Requiring this Statement
(Month/Day/Year):                           5/23/22

Designated Filer:                           John H. Ruiz

Signature:
/s/ John H. Ruiz
----------------------
John H. Ruiz

Date: 6/2/22

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                        Ruiz Group Holdings Limited, LLC

Address of Joint Filer:                     c/o MSP Recovery, Inc.
                                            2701 S Le Jeune Road, Floor 10
                                            Coral Gables, Florida 33134

Issuer Name and Ticker or Trading
Symbol:                                     MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s)
to Issuer:                                  10% Owner; Director by Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                           5/23/22

Designated Filer:                           John H. Ruiz

Signature:

RUIZ GROUP HOLDINGS LIMITED, LLC

By: /s/ John H. Ruiz
    ------------------------
Name: John H. Ruiz
Title: Manager

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                        Jocral Family LLLP

Address of Joint Filer:                     c/o MSP Recovery, Inc.
                                            2701 S Le Jeune Road, Floor 10
                                            Coral Gables, Florida 33134

Issuer Name and Ticker or Trading
Symbol:                                     MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s)
to Issuer:                                  10% Owner; Director by Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                           5/23/22

Designated Filer:                           John H. Ruiz

Signature:

JOCRAL FAMILY LLLP

By: John H. Ruiz Revocable Living Trust
Title: General Partner

        /s/ John H. Ruiz
        ------------------------
        By: John H. Ruiz
        Title: Co-Trustee

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                        John H. Ruiz Revocable Living Trust

Address of Joint Filer:                     c/o MSP Recovery, Inc.
                                            2701 S Le Jeune Road, Floor 10
                                            Coral Gables, Florida 33134

Issuer Name and Ticker or Trading
Symbol:                                     MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s)
to Issuer:                                  10% Owner; Director by Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                           5/23/22

Designated Filer:                           John H. Ruiz

Signature:

JOHN H. RUIZ REVOCABLE LIVING TRUST

/s/ John H. Ruiz
---------------------
By: John H. Ruiz
Title: Co-Trustee

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                        Mayra Ruiz

Address of Joint Filer:                     c/o MSP Recovery, Inc.
                                            2701 S Le Jeune Road, Floor 10
                                            Coral Gables, Florida 33134

Issuer Name and Ticker or Trading
Symbol:                                     MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s)
to Issuer:                                  10% Owner; Director by Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                           5/23/22

Designated Filer:                           John H. Ruiz

Signature:

/s/ Alexandra Plasencia
---------------------------------
Attorney-in-fact for Mayra Ruiz

Date: 6/2/22